SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement       [  ]     Confidential, for Use of the
[X]      Definitive Proxy Statement                Commission Only (as permitted
[   ]    Definitive Additional Materials              by Rule 14a-6(e)(2))
[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 Telebyte, Inc.
                                - --------------
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:



         (2)      Aggregate number of securities to which transaction applies:



         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:



         (5)      Total fee paid:



[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:



         (2)      Form, Schedule or Registration Statement no.:



         (3)      Filing Party:



         (4)      Date Filed:

                                 TELEBYTE, INC.

                                270 Pulaski Road

                            Greenlawn, New York 11740

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JULY 21, 2000

To the Stockholders of Telebyte, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Telebyte, Inc., a Delaware corporation (the "Company"), will be held at the Company's executive offices at 270 Pulaski Road, Greenlawn, New York 11740 on July 21, 2000 at 10:00 a.m., local time, for the following purposes:


         (1)      To elect a Board of four directors.

         (2) To ratify the appointment of Grant Thornton, LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

         (3) To transact such other business as may properly come before the Meeting.

         Only stockholders of record at the close of business on June 20, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                              By Order of the Board of Directors

                                              Kenneth S. Schneider
                                              Chairman

Greenlawn, New York

June 22, 2000


================================================================================
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF
DIRECTORS OF TELEBYTE, INC., AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

================================================================================

                                 TELEBYTE, INC.

                                270 Pulaski Road

                            Greenlawn, New York 11740

                                 PROXY STATEMENT

                  SOLICITING, VOTING AND REVOCABILITY OF PROXY

         This Proxy Statement is being mailed to all stockholders of record of Telebyte, Inc. (the "Company") at the close of business on June 20, 2000 in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's executive offices at 270 Pulaski Road, Greenlawn, New York 11740 on July 21, 2000 at 10:00 a.m., local time, or any adjournment thereof. The Proxy and this Proxy Statement were mailed to stockholders on or about June 22, 2000.

         All shares represented by Proxies duly executed and received will be voted on the matters presented at the Meeting in accordance with the instructions specified in such Proxies. Proxies so received without specified instructions will be voted (1) FOR the nominees named in the Proxy to the Company's Board of Directors (2) FOR the ratification of the appointment of Grant Thornton, LLP as the Company's independent auditors for the fiscal year ending December 31, 2000. The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that Proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

         The total number of shares of Common Stock of the Company ("Common Shares") outstanding and entitled to vote as of June 20, 2000 was 1,253,631. The Common Shares are the only class of securities of the Company entitled to vote on matters presented to the stockholders of the Company, each share being entitled to one non cumulative vote. A majority of the Common Shares outstanding and entitled to vote as of June 20, 2000, or 626,816 Common Shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on June 20, 2000 will be entitled to vote.

         With regard to the election of directors, votes may be cast in favor or withheld. Directors shall be elected by a plurality of the votes cast. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.

         Stockholders may expressly abstain from voting on Proposal 2 by so indicating on the Proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, neither abstentions nor broker non-votes will be counted for the purpose of determining whether a particular proposal has been approved. Since Proposal 2 requires the affirmative vote of a majority of the votes cast for or against the proposal at the Meeting (assuming a quorum is present at the Meeting), abstentions and broker non-votes will have no effect. Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to Proposals 1 or 2.

         Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The Proxy may be revoked by filing with the Company written notice of revocation or a fully executed Proxy bearing a later date. The Proxy may also be revoked by affirmatively electing to vote in person while in attendance at the Meeting. However, a stockholder who attends the Meeting need not revoke a Proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended Proxies should be sent to the Company at 270 Pulaski Road, Greenlawn, New York 11740, Attention: Corporate Secretary.

The Proxy is being solicited by the Company's Board of Directors. The Company will bear the cost of the solicitation of Proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of the Company's shares. Solicitations will be made primarily by mail, but certain directors, officers or employees of the Company may solicit Proxies in person or by telephone, telecopier or telegram without special compensation.


                             EXECUTIVE COMPENSATION

The following table provides summary information concerning the cash and certain other compensation paid or accrued by the Company during the last three fiscal years to the executive officers of the Company whose cash compensation exceeded $100,000. The table includes Company contributions on the officer's behalf to the Company's 401(k) Plan.




                           Summary Compensation Table



                         Annual Compensation                                  Long-Term Compensation
                         -------------------                                  ------------------------------------------------------

                                                                              Awards                    Payouts

         (a)             (b)       (c)       (d)          (e)            (f)            (g)              (h)           (i)
       Name and                                      Other Annual    Restricted        Stock          Long-Term        All Other
 Principal Position     Year     Salary     Bonus    Compensation   Stock Awards   Options/SARs   Incentive Payout    Compensation
 ------------------     ----     ------     -----    ------------   ------------   ------------   ----------------    ------------
                                   ($)       ($)          ($)           (No.)          (No.)             ($)              ($)
   Joel A. Kramer      1999      $10,574     0.00       $1,726(2)         0              0                0             $95,243(4)
      (Former)           (1)
         President,     1998    $124,306   $25,000    $20,130(2)          0              0             $5,747(3)         $8,040
         CEO            1997    $111,631    $2,000    $16,629(2)          0              0           $12,662(3)          $4,116
          &
      Director

Kenneth S. Schneider    1999    $125,685      0           0               0              0            $4080(3)           $5,112
                         (1)
   Chairman, CEO,       1998    $112,534   $22,000    $10,170(2)          0              0            $4,080(3)          $7,104
Secretary & Director    1997    $100,686    $2,000     $8,804(2)          0              0            $4,080(3)          $2,814


1. Mr. Kramer left the employ of the Company in January 1999 at which time Dr. Schneider was elected the Chief Executive Officer by the Board of Directors and at which time he dropped the title of Vice President.
2. Commissions-Mr. Kramer received a 2.5% commission of net sales to customers not located within the United States
3. Deferred Compensation  see Long-Term Incentive Plans Table below.
4. Consulting services and fringes.




             Long-Term Incentive Plans - Awards in Last Fiscal Year

                                                                     Estimated Future Payouts under Non-Stock Price-Based Plans

                        Number of Shares,  Performance or Other

                         Units or Other        Period Until          Threshold           Target            Maximum
                                                Maturation

         Name              Rights (#)            Or Payout            ($ or #)          ($ or #)          ($ or #)
----------------------- ------------------ ---------------------- ----------------- ----------------- ------------------
 Kenneth S. Schneider                         April 16, 2010         $26,667(1)        $26,667(1)        $26,667(1)
    Chairman, CEO,
 Secretary & Director


(1) In 1990, the Company entered into a deferred compensation agreement with Kenneth S. Schneider, pursuant to which he will receive a defined amount, approximately 30% of his 1990 base salary, each year for a period of 10 years after reaching age 65. The deferred compensation plan is funded through life insurance and is being provided for currently. The expense charged to operations in 1999 for such future obligations was $4,080.




                  Aggregate Option Grants in Last Fiscal Year

                                                   % of Total Options         Exercise or
                            Number of Options     Granted to Employees        Base Price             Expiration
          Name                   Granted          in Fiscal Year 1999          ($/Share)                Date
     Joel A. Kramer                 0                      0                       -                      -

  Kenneth S. Schneider           200,000                 43.5%                   $1.03                 6/29/09




The following table sets forth information concerning each exercise of stock options during fiscal 1999 by each of the named executive officers and fiscal year-end value of unexercised options:


Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                                               Number of        Value of Unexercised
                            Number of Shares             Value            Unexercised Options   In-the-Money Options
          Name            Acquired on Exercise        Realized ($)         at December 31, 1999    at December 31, 1999
     Joel A. Kramer                 0                      0                       0                     $0
  Kenneth S. Schneider              0                      0                  200,000 (2)             $394,000


(1) Calculation based upon the closing price of the Company's common stock ($3.00 per share) as reported by Nasdaq Trading and Market Services on December 31, 1999.
(2) 100,000 option shares vest June 30, 2004, and the remaining 100,000 option shares vest January 1, 2005; subject, however, to accelerated events if certain targets are met.



                   Compensation Plans and Other Compensation

The Company's Board of Directors with the approval of the stockholders has adopted a Stock Option Plan (the "1999 Plan") and has reserved for issuance thereunder 500,000 shares of the Company's common stock. As of December 31, 1999, options to purchase an aggregate of 418,000 shares have been granted and there were 82,000 shares available for grants under the 1999 Plan. Pursuant to the 1999 Plan, the Company may grant options under the 1999 Plan which are intended either to qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"), or not so qualify ("Nonstatutory Stock Options").

The 1999 Plan provides for its administration by the Board of Directors or by a committee (the "Stock Option Committee") consisting of at least one director chosen by the Board of Directors. The Board of Directors or the Stock Option Committee has authority (subject to certain restrictions) to select from the group of eligible employees, non-employee directors, consultants and advisors the individuals or entities to whom options will be granted, and to determine the times at which and the exercise price for which options will be granted.

The option price of the shares subject to an Incentive Stock option may not be less than the fair market value (as such term is defined in the 1999 Plan) of the common stock on the date upon which such option is granted. In addition, in the case of a recipient of an Incentive Stock Option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a "10% Stockholder"), the option price of the shares subject to such option must be at least 110% of the fair market value of the common stock on the date upon which such option is granted.

The option price of shares subject to a Nonstatutory Stock Option will be determined by the Board of Directors or the Stock Option Committee at the time of grant and need not be equal to or greater than the fair market value for the Company's common stock.

In 1994 the Company adopted the 1993 Stock Option Plan (the "1993 Plan") under which options to purchase 100,000 shares of the common stock were reserved. All directors, officers or other key employees of the Company are eligible to participate in the 1993 Plan. The Board of Directors of the Company administers the 1993 Plan. The 1993 Plan is similar to the 1999 Plan. As of December 31, 1999, there were 34,750 shares available for grants under the 1993 Plan. Pursuant to the 1993 Plan, the Company is permitted to issue incentive stock options.

In 1987, the Company adopted a plan, which provided for the granting, to officers and key employees of the Company of incentive stock options, as defined in the Internal Revenue Code, for the purchase of a maximum of 250,000 shares of the Company's common stock. Options to purchase 10,800 shares are outstanding.

The Company has an informal bonus plan in which officers and other key personnel participate. The bonus award, if any, is fixed annually by the Board of Directors. Bonuses were allocated and paid to executive officers under this plan during fiscal 1999 and shown on the foregoing Summary Compensation Table. The Company maintains a deferred compensation plan under Internal Revenue Code
Section 401(k). All employees are eligible to participate; the Company contributes 50% of the first 2% deferred by the employee. Each employee may voluntarily contribute up to 15% of annual compensation, or the maximum allowed as determined by the Internal Revenue Code.

During 1997, the Company entered into a three-year employment agreement with Kenneth S. Schneider. The employment agreement provides that Dr. Schneider would receive a minimum salary of $105,155. During the employment period Dr. Schneider is entitled upon termination or expiration of the agreement under certain circumstances (including a change of control) to certain severance benefits. The term of the agreement is for three years.

During 1999, the Company entered into an employment agreement with Michael Breneisen. The employment agreement provides that Mr. Breneisen will receive a minimum salary of $75,000. During the employment period Mr. Breneisen is entitled upon termination or expiration of the agreement under certain circumstances (including a change of control) to certain severance benefits. The term of the agreement is for three years.

Except for life and medical insurance benefit programs, which are available to all employees, the Company has no other compensation plans. The outside directors do not receive a per meeting fee. The outside directors do receive reimbursement of expenses for attending each meeting and are eligible to receive stock options.

Item 6.  Voting Securities and Principal Holders Thereof

The following  table sets forth as of December 31, 1999  information  concerning
(i) the shares held by each person or group known to own beneficially more than 5% of the outstanding shares of common stock, (ii) shares owned by the Chief Executive Officer (iii) shares owned by all executive officers and directors as a group.

  Name and Address of      Number of Shares              Percent of
  Beneficial Owner         Beneficially Owned               Class

  Kenneth S. Schneider        283,037(1)                     22%
  270 Pulaski Road
  Greenlawn, NY 11740

  Jamil Sopher                 31,730 (2)(3)                2.5%
  270 Pulaski Road
  Greenlawn, NY 11740

  Michael Breneisen            36,900 (1)(4)                2.9%
  270 Pulaski Road
  Greenlawn, NY 11740


  Jonathan D. Casher                0                         0%
  270 Pulaski Road
  Greenlawn, NY 11740


  All executive officers      351,667                       27.4%
   and directors as a
   group (4 in number)

(1) Does not include 200,000 shares issuable upon exercise of stock options under the 1999 Plan. Of such options 100,000 option shares vest June 30, 2004, and the remaining 100,000 option shares vest January 1, 2005; subject, however, to acceleration if certain targets are met.

(2) Includes 20,000 shares issuable upon exercise of stock options granted under the Company's 1993 Stock Option Plan.

(3) Includes 10,000 shares issuable upon exercise of stock options granted under the Company's 1999 Stock Option Plan.

(4) Includes 5,000 shares issuable upon exercise of stock options granted under the Company's 1987 Stock Option Plan.

Item 12. Certain Relationships and Related Transactions

Effective January 20, 1999, Joel A. Kramer, then the Chairman of the Board, President and Chief Executive Officer of the Company resigned such positions. However, it was intended that Mr. Kramer would serve as a consultant to the Company through January 19, 2002 for an aggregate consideration of $165,000 plus reimbursement for certain expenses. In addition, the Company purchased all of the shares of common stock of the Company owned by Mr. Kramer and Mr. Kramer agreed to cancel options to purchase 10,000 shares of common stock of the Company for an aggregate consideration of $1,075,190 of which $867,510 was for such shares, $17,680 was for the cancellation of such options and $190,000 was in exchange for Mr. Kramer's restrictive covenant. In addition, Mr. Kramer agreed not to compete with the business of the Company until January 19, 2003 and released the Company from certain potential claims relative to his previous employment. The Company transferred a life insurance policy to Mr. Kramer, previously maintained for Mr. Kramer's benefit and having a cash value of approximately $80,000.

In December 1999, the Company received information indicating that Mr. Kramer had breached certain of the non-competition provisions of the Consulting Agreement entered into by Mr. Kramer and the Company and also of the Stock Purchase Agreement and the Termination Agreement entered into by Mr. Kramer and the Company. In response to this information the Company asserted its rights under the Consulting Agreement and cancelled it for cause on January 12, 2000, and ceased making payments thereunder. The Company is considering what further legal action it may take with respect to this situation as warranted under the circumstances.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         Four directors are to be elected at the Meeting to serve until the next annual meeting of stockholders and until their respective successors have been elected and have qualified, or until their earlier resignation or removal. If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the Proxies may be voted for such other candidate or candidates as may be nominated by the Board.

Nominees for Director

         All four of the nominees are currently directors of the Company. The following table sets forth the positions and offices presently held with the Company by each nominee, his age as of June 20, 2000 and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of each such nominee's election. The Board recommends a vote FOR all nominees.




                                   Positions and Offices
                                   Presently Held with                  Director
Name                    Age        the Company                          Since

Kenneth S. Schneider    55         Chairman of the Board of             1983
                                   Directors, Chief Executive
                                   Officer, Secretary and Director

Michael Breneisen       35         President, Chief Operating and       1999
                                   Financial Officer, Treasurer and
                                   Director

Jamil Sopher            56         Director                             1996

Jonathan D. Casher      55         Director                             2000

         Dr. Schneider has served as Chairman of the Board and Chief Executive Officer of the Company since January 1999. He has also served as Secretary since March 1991. Dr. Schneider served as Vice President and Treasurer of the company from August 1983 to January 1999. Dr. Schneider is a Senior Member of the Institute of Electrical and Electronic Engineers.

         Mr. Breneisen has served as President and Chief Operating Officer of the Company since January 1999 and Chief Financial Officer since January 1997. Mr. Breneisen has also served as Treasurer since March 2000. He served as Controller of the Company from July 1992 to January 1999 and Vice President from January 1997 to January 1999.

         Mr. Sopher is an Operations Advisor in the Quality Assurance Group of the World Bank where he has been employed for 20 years. Mr. Sopher received a Bachelor of Science Degree and M. Eng. (Elect.) Degree from Cornell University and an MBA from Harvard University. He was elected at Director on June 25, 1999 for a term of 1 year or until the next annual meeting of the shareholders.

         Mr. Jonathan D. Casher is the founder, Chairman and CEO of RECAP, Inc. Mr. Casher received a Bachelor Degree in Operations Research from Cornell University and a Masters Degree from the MIT Sloan School of Management. He was elected a Director on April 12, 2000 until the next annual meeting of the shareholders.

Board Committees

         The Audit Committee of the Board of Directors is responsible for (i) recommending independent accountants to the Board, (ii) reviewing the Company's financial statements with management and the independent accountants, (iii) making an appraisal of the Company's audit effort and the effectiveness of the Company's financial policies and practices and (iv) consulting with management and the Company's independent accountants with regard to the adequacy of internal accounting controls. The Audit Committee met once last year, and has not adopted a written charter. The Audit Committee has reviewed and discussed the audited financial statements with management, and has discussed with the independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standard's Board Standard No. 1. The Audit Committee has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions referred to in paragraphs (a)(1) through (a)(3) of Item 306 of Regulation S-B, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10KSB for the last fiscal year for filing with the Commission. The Audit Committee consists of Mr. Sopher and Mr. Casher. The members of the Audit Committee are independent (as independence is defined in Rule 4200(a) of the National Association of Securities Dealers' ("NASD") listing standards).

         The Compensation Committee of the Board reviews and implements appropriate action with respect to all matters pertaining to the compensation of the Company's officers and employees. The full Board of Directors reviews the Committee's recommendations regarding executive compensation. The Compensation Committee's consists of Mr. Sopher, and Mr. Casher. The Committee did not meet during the fiscal year ended December 31, 1999; all compensation matters were reviewed and acted upon in that period by the Board as a whole.

         The Company does not have a standing nominating committee of the Board of Directors or a committee performing similar functions. The Board as a whole currently performs these functions.

Meetings

         The Board held nine meetings during the year ended December 31, 1999. All of the then incumbent directors of the Company attended each meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"), requires that reports of beneficial ownership of Common Shares and changes in such ownership be filed with the Securities and Exchange Commission (the "SEC") by Section 16 "reporting persons," including directors, certain officers, holders of more than 10% of the outstanding Common Shares and certain trusts of which reporting persons are trustees. The Company is required to disclose in this Proxy Statement each reporting person whom it knows to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 1999. To the Company's knowledge, based solely on a review of copies of Forms 4 and 5 furnished to it and written representations that no other reports were required, during the fiscal year ended December 31, 1999, the Company's officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

         PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has appointed the firm of Grant Thornton, LLP as the Company's independent auditors for the fiscal year ending December 31, 2000 and proposes ratification of such appointment.

A representative of Grant Thornton, LLP is expected to be present at the Meeting with the opportunity to make a statement if he or she desires to do so, and shall be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's 2001 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the SEC, promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Secretary of the Company at the principal executive offices of the Company by January 25, 2001 for inclusion in the Company's Proxy Statement and form of Proxy relating to such meeting.

OTHER BUSINESS

         While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Meeting, the Company has no knowledge of any matters to be presented at the Meeting other than those listed as Proposals 1 and 2 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

                                   FORM 10-KSB

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, as filed with the Securities and Exchange Commission (excluding exhibits), has been furnished with this Proxy Statement to each stockholder entitled to vote at the meeting.

                                              By Order of the Board of Directors

                                              Kenneth S. Schneider, Ph.D
                                              Chairman of the Board and
                                              Chief Executive Officer

Greenlawn, New York

June 22, 2000

       X        Please mark your
A    ____       votes in this
                example

                         FOR     WITHHELD   Nominees:  Kenneth S. Schneider
1.  Election of         ____      ____                 Michael Breneisen
                                                       Jamil Sopher
                                                       Jonathan D. Casher


 INSTRUCTIONS:  To withhold authority & vote for any individual, strike out that nominee's name.


                    FOR    AGAINST   ABSTAIN

2. Approval of      _____   _____     _____
Grant Thornton
as Independent
Accountants

3.In their discretion, the above proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

I  plan to attend the Annual Meeting   ____

PLEASE MARK, SIGN, DATE , AND.RETURN THE
PROXY CARD USING THE ENCLOSED ENVELOPE

UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 thru 3 and otherwise at the discretion of the proxies.


SIGNATURE(S)___________________________________       DATE_____________
Note: Please sign exactly as name appears hereon. Joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporations should sign the corporate name by duly authorized officer.

                            TELEBYTE, INC.

             This Proxy is Solicited on Behalf of Board of Directors


The undersigned hereby appoints Michael Breneisen, and Kenneth S. Schneider, or either of them, the proxy of the undersigned with full power of substitution to act for the undersigned and vote all shares of common stock of TELEBYTE, INC., standing in the name of the undersigned, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of TELEBYTE, INC., to be held at the offices of the Company at 270 Pulaski Road, Greenlawn, New York, on July 21, 2000, and any and all adjournments thereof, this proxy revokes any proxy previously given.
                                          (to be signed on reverse side)

                                                        See
                                                        Reverse
                                                        Side
                                                        --------